Business combinations	12 Months Ended
Dec. 31, 2020
Business Combinations [Abstract]
Business combinations	Business combination
On October 30, 2020, Docebo acquired all of the issued and outstanding shares of forMetris, a leading SaaS-based learning impact evaluation platform based in Paris, France. Total consideration of $6,417, which includes the estimated amounts of contingent consideration, consisted of $2,624 cash paid on the closing date and 29,024 Common Shares for consideration of $1,163, at a fair value of C$53.38 per share at the closing date, which is based on the quoted price of the Common Shares on the Toronto Stock Exchange on the closing date. An additional amount of up to $2,630 in deferred cash consideration is payable contingent on the over performance of agreed milestones in each of the next three years. As at December 31, 2020, the deferred consideration balance is $2,630.
The acquisition has been accounted for as a business combination in accordance with IFRS 3, Business Combinations, using the acquisition method whereby the net assets acquired and the liabilities assumed are recorded at fair value. The allocation of the purchase price to assets acquired and liabilities assumed was based upon a preliminary valuation for all items and may be subject to adjustment during the 12-month measurement period following the acquisition date.
The following table summarizes the preliminary allocations of the consideration paid and the amounts of estimated fair value of the assets acquired and liabilities assumed at the acquisition date:

Estimated fair value recognized on acquisition
$
Assets
Current assets:
Cash and cash equivalents	174
Trade and other receivables	763
Prepaid expenses and other current assets	61
998
Non-current assets:
Property and equipment, net	—
Right-of-use asset, net	194
Customer relationships	1,458
Technology	548
Trade name and trademarks	47
Goodwill	5,563
Other non-current assets	71
8,879

Liabilities
Current liabilities:
Trade and other payables	959
Deferred revenue	700
Finance lease liability	140
1,799
Non-current liabilities:
Finance lease liability	54
Borrowings	278
Deferred tax liability	331
Total liabilities	2,462
Fair value of net assets acquired	6,417

Paid in Common Shares of the Company	1,163
Paid in cash	2,624
Contingent consideration	2,630

Goodwill arising on the acquisition reflects the benefits attributable to synergies, revenue growth, future market development and the estimated fair value of an assembled workforce. These benefits were not recognized separately from goodwill because they did not meet the recognition criteria for identifiable intangible assets. This goodwill is not deductible for income taxes.
Contingent consideration comprises earn-out payments due to sellers for meeting certain revenue conditions over the three years following the date of acquisition. The fair value of the contingent consideration was $2,630 as at the date of acquisition. The Company has not recorded a change in estimate from the initial contingent consideration amount as at December 31, 2020 due to the short term that has lapsed since acquisition.
As part of the business combination, the Company assumed and repaid the outstanding borrowings balance of $278 on November 23, 2020.
Pro forma results of operations
The following pro forma results of operations assume forMetris was acquired by the Company on January 1, 2020:

2020
$
Revenue	2,500
Net income (loss)	(316)

The pro forma results of operations are not intended to reflect the results that would have actually occurred had the acquisition closed on January 1, 2020. Further, the pro forma results of operations are not necessarily indicative of the results that may be generated by the Company in the future or reflect future events that may occur following the acquisition in a subsequent period or periods.